UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         April 3, 2024

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
001-32373		27-0099920
(Commission File Number)		(IRS Employer Identification No.)

5420 S. Durango Dr.
Las Vegas,	Nevada	89113
(Address of principal executive offices)		(Zip Code)
(702) 923-9000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐

ITEM 1.01.	Entry into a Material Definitive Agreement.
On April 3, 2024, Marina Bay Sands Pte. Ltd. (“MBS”), a subsidiary of Las Vegas Sands Corp. (the “Company”), and the Singapore Tourism Board (the “STB”) entered into a letter agreement dated April 1, 2024 and effective April 3, 2024 (the “Letter Agreement”) that amends the Development Agreement, dated April 3, 2019, between the STB and MBS (as amended by that certain letter agreement, dated March 29, 2022, and as further amended by that certain supplemental agreement, dated March 22, 2023, the “Development Agreement”). Capitalized terms used but not defined herein are defined in the Development Agreement.
Pursuant to the Letter Agreement, the Development Agreement was amended to, among other things, (a) extend the Construction Commencement Date deadline to July 8, 2025 and extend the Construction Completion Date deadline to July 8, 2029 and (b) provide an undertaking by MBS to submit its application for the Planning Permission by October 15, 2024.
The foregoing summary of the Letter Agreement is not complete and is qualified in its entirety by reference to the full and complete text of the Letter Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.01.	Regulation FD Disclosure.
On April 5, 2024, the Company and MBS issued a press release outlining planned design and program enhancements to Marina Bay Sands and the anticipated timelines for the execution of such enhancements. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
10.1	Letter Agreement, dated April 1, 2024 and effective April 3, 2024, between the Singapore Tourism Board and Marina Bay Sands Pte. Ltd.
99.1	Press Release, dated April 5, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 5, 2024

LAS VEGAS SANDS CORP.
By:	/S/ D. ZACHARY HUDSON
Name: D. Zachary Hudson Title: Executive Vice President, Global General Counsel and Secretary